UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

Commission File Number
Exact Name of Registrant as Specified in its Charter, State or other Jurisdiction of Incorporation, Address of Principal Executive Offices, Zip Code, and
Registrant's Telephone Number, Including Area Code
IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 S. Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUKE 31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, the Board of Directors (the “Board”) of Duke Energy Corporation (the “Corporation”) adopted Amended and Restated By-Laws (the “By-Laws”), effective immediately.  The amendments were adopted to clarify the Corporation’s original intent regarding the provisions of the prior By-Laws relating to the conduct of stockholder meetings, proxy access for director nominations, and advance notice of shareholder proposals.  Specifically, the amendments: (i) eliminate the terms “acting in concert” and “performance-related fees” throughout the By-Laws; (ii) add standard securities law-based definitions for the terms “affiliates,” “associates,” and “principal competitor;” (iii) amend Section 2.07 to simplify the language with respect the identification of the presiding officer at a meeting of shareholders; (iv) amend Section 2.14(c)(iii) to clarify the Corporation’s intent that the Board (or a committee thereof) is the entity with power and duty to determine whether a nomination or any business proposed to be brought before the meeting was properly made; and (v) amend Sections 2.04 and 3.04 to remove a provision stating that the Board’s decisions are binding on others.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its Annual Meeting of Shareholders on May 9, 2024.

(b)
At the Annual Meeting, shareholders voted on the following items: (i) election of directors; (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2024; (iii) an advisory vote to approve the Corporation’s named executive officer compensation; (iv) an amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements; (v)  a shareholder proposal regarding executives to retain significant stock; and (vi) a shareholder proposal regarding financial statement assumptions and climate change.  For more information on the proposals, see the Corporation’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 22, 2024. Set forth are the final voting results for each of the proposals.

• Proposal No. 1 – Election of Director Nominees

Director	For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST
Derrick Burks	500,786,524	7,195,728	1,829,134	148,076,816	98.58%
Annette K. Clayton	500,736,709	7,359,193	1,715,484	148,076,816	98.55%
Theodore F. Craver, Jr.	459,921,930	48,157,828	1,731,628	148,076,816	90.52%
Robert M. Davis	496,275,037	11,714,411	1,821,938	148,076,816	97.69%
Caroline Dorsa	471,570,878	36,518,584	1,721,924	148,076,816	92.81%
W. Roy Dunbar	489,169,205	18,849,464	1,792,717	148,076,816	96.29%
Nicholas C. Fanandakis	499,373,888	8,623,866	1,813,632	148,076,816	98.30%
Lynn J. Good	485,535,589	22,689,432	1,586,365	148,076,816	95.54%
John T. Herron	501,567,203	6,548,272	1,695,911	148,076,816	98.71%
Idalene F. Kesner	495,829,084	12,193,930	1,788,372	148,076,816	97.60%
E. Marie McKee	476,089,626	31,969,174	1,752,586	148,076,816	93.71%
Michael J. Pacilio	501,712,203	6,386,009	1,713,174	148,076,816	98.74%
Thomas E. Skains	490,443,404	17,678,145	1,689,837	148,076,816	96.52%
William E. Webster, Jr.	496,224,297	11,926,029	1,661,060	148,076,816	97.65%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal No. 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
628,832,845	27,048,088	2,007,269	N/A	95.88%	95.58%

The ratification of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2024 received the support of a majority of the shares represented.

• Proposal No. 3 – Advisory vote to approve the Company’s named executive officer compensation

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
458,748,572	47,425,526	3,637,288	148,076,816	90.63%	89.98%

The advisory vote to approve the Corporation’s named executive officer compensation received the support of a majority of the votes cast.

• Proposal No. 4 – Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Shares Outstanding
495,739,238	11,198,029	2,874,119	148,076,816	64.26%

The amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements failed to receive the support of 80% of the shares outstanding.

• Proposal No. 5 – Shareholder proposal regarding executives to retain significant stock

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
182,522,425	323,064,706	4,224,255	148,076,816	36.10%	35.80%

 The shareholder proposal regarding executives to retain significant stock failed to receive the support of a majority of the votes cast.

• Proposal No. 6 – Shareholder proposal regarding financial statement assumptions and climate change

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
11,357,141	492,715,419	5,738,826	148,076,816	2.25%	2.23%

The shareholder proposal regarding financial statement assumptions and climate change failed to receive the support of a majority of the votes cast.

(c)	Not applicable.

(d)	Not applicable

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits.

3.1	Amended and Restated By-Laws of Duke Energy Corporation, effective as of May 9, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 13, 2024	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary